PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                (Amendment No. )

File by the Registrant [XX]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[  ]     Preliminary Proxy Statement          [  ]       Confidential, for use of the Commission
[XX]     Definitive Proxy Statement                      only (as permitted by Rule 14a-6(e)(2))
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           URANIUM POWER CORPORATION
                           -------------------------
                (Name of Registrant as Specified In Its Charter)

                        THORNTON J. DONALDSON, PRESIDENT
                        --------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate Box:)

[XX]     No fee required.

[  ]     Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(4)  and
         O-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11:1

         (4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Set forth the amount on which the filing fee is calculated and state how it was determined.

[X] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:

September 28, 2004

To Our Shareholders:

         You are cordially invited to the Annual Meeting of Shareholders (the "Meeting") of Uranium Power Corporation (the "Company") to be held at the Company's principal office, 206-475 Howe Street, Vancouver, B.C., Canada, V6C-2B3 on Monday, November 1, 2004 at 10:00 a.m. local time.

         The formal Notice of the Meeting and Proxy Statement describing the matters to be acted upon at the Meeting are contained in the following pages. Shareholders also are entitled to vote on any other matters which properly come before the Meeting.

         Enclosed is a proxy which will enable you to vote your shares on the matters to be considered at the Meeting even if you are unable to attend the Meeting. Please mark the proxy to indicate your vote, date and sign the proxy and return it in the enclosed envelope as soon as possible for receipt prior to the Meeting.

         WHETHER YOU OWN FEW OR MANY SHARES OF STOCK, PLEASE BE SURE YOU ARE REPRESENTED AT THE MEETING EITHER BY ATTENDING IN PERSON OR BY RETURNING YOUR PROXY AS SOON AS POSSIBLE.

                                               Sincerely,

                                               Thornton J. Donaldson, President

                            URANIUM POWER CORPORATION
                               206-475 HOWE STREET
                         VANCOUVER, B.C., CANADA V6C-2B3

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 1, 2004

September 28, 2004

To the Shareholders of Uranium Power Corporation:

The Annual Meeting of Shareholders (the "Meeting") of Uranium Power Corporation, a Colorado corporation (the "Company") will be held at the Company's principal office, 206-475 Howe Street, Vancouver, B.C., Canada V6C-2B3 on Monday, November 1, 2004 at 10:00 a.m. local time, for the purpose of considering and voting upon proposals to:

         1.       Elect two directors to serve until the next annual  meeting of
                  shareholders  or  until  their   successors  are  elected  and
                  qualified.

         2. Adopt an amendment to the Company's Articles of Incorporation changing the Company's name to CanWest Petroleum Corporation.

         3. Adopt an amendment to the Company's Articles of Incorporation increasing the number of authorized shares of Common Stock from 40,000,000 shares to 100,000,000 shares

         4. Transact such other business as may lawfully come before the Meeting or any adjournment(s) thereof.

         The Board of Directors is not aware of any other business to come before the Meeting. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on Thursday, September 23 2004 as the record date for determination of the shareholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to complete and sign the enclosed proxy which is solicited by the Board of Directors and to return it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote in person.

         EACH SHAREHOLDER, WHETHER OR NOT HE PLANS TO ATTEND THE MEETING, IS REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                    BY ORDER OF THE BOARD OF DIRECTORS,

                                    Thornton J. Donaldson, President

                            URANIUM POWER CORPORATION
                               206-475 HOWE STREET
                         VANCOUVER, B.C., CANADA V6C-2B3

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                NOVEMBER 1, 2004

September 28, 2004

To Our Shareholders:

This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation by the Board of Directors of Uranium Power Corporation (the "Company") of proxies to be used at the Annual Meeting of Shareholders (the "Meeting") to be held at the Company's principal office, 206-475 Howe Street, Vancouver, B.C., Canada V6C-2B3 on Monday, November 1, 2004 at 10:00 a.m. local time, and at any adjournments or postponements thereof. The Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting of Shareholders (collectively, the "Proxy Materials") are first being mailed to shareholders beginning on or about September 29, 2004.

GENERAL INFORMATION

SOLICITATION

         The enclosed proxy is being solicited by the Company's Board of Directors. The costs of the solicitation will be borne by the Company. Proxies may be solicited personally or by mail, telephone, facsimile or telegraph by directors and officers of the Company, none of whom will receive any additional compensation for such solicitations. The Company will reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses incurred in sending the proxy materials to beneficial owners of the shares.

VOTING RIGHTS AND VOTES REQUIRED

         Holders of shares of Uranium Power Corporation common stock (the "Common Stock"), at the close of business on Thursday, September 23, 2004 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. On the Record Date, 30,017,906 shares of Common Stock were outstanding. Holders of Common Stock are entitled to one vote per share.

         The presence, in person or by proxy, of holders of one-third of the shares outstanding as of the Record Date constitutes a quorum for the transaction of business at the Meeting. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies. Abstentions will count towards quorum requirements.

         As to the election of directors under Proposal One, the proxy card being provided by the Board enables a shareholder to vote for the election of each of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without respect to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         The affirmative vote of a majority of the shares represented at the Meeting in person or by proxy and entitled to vote on the matter is required to approve Proposals Two and Three. As to these proposals, a shareholder may: (i) vote "FOR" the proposal, (ii) vote "AGAINST" the proposal, or (iii) "ABSTAIN" with respect to the proposal. These proposals shall be determined without regard to broker non-votes or proxies marked "ABSTAIN" as to each matter.

         The proposed corporate actions on which the shareholders are being asked to vote are not corporate actions for which shareholders of a Colorado corporation have the right to dissent under the Colorado Business Corporation Act.

VOTING AND REVOCABILITY OF PROXIES

         Shares of Common Stock represented by all properly executed proxies received at the Company's transfer agent by Wednesday, October 27, 2004 will be voted as specified in the proxy. Unless contrary instructions are indicated on the proxy, the shares of Common Stock represented by such proxy will be voted "FOR" the slate of directors described herein; and "FOR" adoption of both amendments to the Articles Incorporation of the Company as described herein. Management and the Board of Directors of the Company know of no other matters to be brought before the Meeting other than as described herein. If any other matters properly are presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, the proxy holder named in the enclosed proxy intends to vote in his discretion on all matters on which the shares of Common Stock represented by such proxy are entitled to vote.

         The giving of the enclosed proxy does not preclude the right to vote in person should the shareholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by (i) providing notice in writing to the Company's corporate secretary that the proxy is revoked; (ii) presenting to the Company a later-dated proxy; or (iii) by attending the Meeting and voting in person.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of September 23, 2004, the number of shares of the Company's outstanding $0.001 par value common stock beneficially owned by each of the Company's current directors and the Company's executive officers and the number of shares beneficially owned by all of the Company's current directors and named executive officers as a group:


                                                                   AMOUNT AND                 PERCENT OF
             NAME AND ADDRESS OF                                   NATURE OF BENEFICIAL       COMMON
             BENEFICIAL OWNER                     POSITION         OWNERSHIP                  STOCK
             ----------------                     --------         ---------                  -----
             Thornton J. Donaldson                President and    2,362,000(1)               7.67%
             206 - 475 Howe Street                Director
             Vancouver, B.C. V6C 2B3
             Canada

             William G. Timmins                   Secretary and    535,000(2)                 1.78%
             410 - 455 Granville Street           Director
             Vancouver, B.C. V6C 1T1
             Canada

             All    current     directors    and                   2,897,000(3)               9.41%
             executive  officers as a group (two
             persons)

(1) Mr. Donaldson resigned as President from the Company on May 16, 2002 and was reappointed President on September 15, 2003. Includes: (i) 22,000 shares owned by Mr. Donaldson's spouse; and (ii) 780,000 shares underlying warrants and 955,000 shares owned by United Corporate Advisors, Ltd., of which Mr. Donaldson is the President, a Director and shareholder.

(2) Includes 150,000 shares owned by Mr. Timmins' spouse.

(3) Includes securities reflected in footnotes 1 - 2.

b) SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth as of July 23, 2004, the number of shares of the Company's Common Stock beneficially owned by each person who owned of record, or was known to own beneficially, more than 5% of the Company's outstanding shares of Common Stock:

   NAME AND ADDRESS OF                 AMOUNT AND NATURE OF     PERCENTAGE OF
   BENEFICIAL OWNER                    BENEFICIAL OWNERSHIP      COMMON STOCK

   October Sun(1)
   241 Ridge Street, Fourth Floor,        7,150,000(2)             22.61%
   Reno, Nevada 89501

----------

(1) Voting and investment power for this entity is controlled by Morris E. Schorn, 1247-235 Keith Road, West Vancouver, B.C., Canada, V7P-1L5.

(2)      Includes warrants to purchase 1,600,000 shares of common stock.

                                   MANAGEMENT

         Executive officers of the Company are elected by the Board of Directors, and serve for a term of one year and until their successors have been elected and qualified or until their earlier resignation or removal by the Board of Directors. There are no family relationships among any of the directors and executive officers of the Company.

         The following table sets forth the names and ages of all executive officers and directors whose terms will not expire prior to the annual meeting, and all persons nominated to serve as directors and the positions and offices that each person hold with the Company:


NAME OF  DIRECTOR OR OFFICER AND    OFFICER OR
POSITION IN THE COMPANY             DIRECTOR SINCE     AGE    OFFICE(S) HELD AND OTHER BUSINESS EXPERIENCE
-----------------------             --------------     ---    --------------------------------------------
Thornton J. Donaldson              1998-2002, 2003     75     President of the Company from April,  1998 to May 16,
President, Chief Financial                                    2002 and  from  September  15,  2003  until  present.
Officer and Director                                          President of Rich Coast,  Inc., an  industrial  waste
                                                              treatment company located in Dearborn,  Michigan from
                                                              1984 to 1993,  and a  Director  of Rich  Coast,  Inc.
                                                              from  1993 to  1999.  Director  of  Lorex  Resources,
                                                              Ltd.,  a  mineral   exploration  company  located  in
                                                              Vancouver,  B.C. since July 1999.  President and sole
                                                              director  of  United   Corporate   Advisers  Ltd.,  a
                                                              geological and financial  consulting business founded
                                                              by  Mr.   Donaldson  in  1970.   Self-employed  as  a
                                                              consulting  geologist and financial advisor from 1978
                                                              through the present.

William G. Timmins                       1998          67     Secretary   of   the   Company   since   July   1998.
Secretary and Director                                        Self-employed as President of WGT  Consultants,  Ltd.
                                                              from 1983 to present as a geological  consultant  for
                                                              numerous  mining  companies  in  Canada,  the  United
                                                              States, Central and South America,  Australia and New
                                                              Zealand.   Director  of  Monalta  Resources  Ltd.,  a
                                                              mineral   exploration   company   located   in   West
                                                              Vancouver, B.C. from April 1998 to present.

Except as indicated in the above table, no director of the Company is a director of an entity that has its securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

MEETINGS OF THE BOARD AND COMMITTEES

         The Company's Board of Directors held 14 meetings during the Company's year ended April 30, 2004, and six additional meetings through the date of this Proxy Statement. Such meetings consisted of consent Directors' minutes signed by all Directors and actual meetings at which all of the Directors were present in person or by telephone. The Company does not have a formal policy with regard to board members' attendance at annual meetings, but encourages them to attend shareholder meetings. All Board members attended each meeting of the Directors during the past fiscal year.

         There is no arrangement or understanding between any Director and any other person pursuant to which any person was selected as a Director.

         Directors of the Company are not paid for their services as such. The directors are reimbursed for all expenses incurred by them in attending board meetings.

COMMITTEES

         Audit Committee: The Company does not have a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of our Board of Directors serve as our audit committee. The Board has not yet adopted an audit committee charter.

         Nominating Committee: The entire Board of Directors fulfills the duties of our Nominating Committee ("Nominating Committee"), which include overseeing the process by which individuals may be nominated to our board of directors. Neither of the board members is considered independent as defined in Rule 4200(a)(15) of the Nasdaq listing standards. While the Company hopes to establish a separate nominating committee consisting of independent directors once the number of directors is expanded, the current size of the Company's Board of Directors does not facilitate the establishment of a separate committee. Our Nominating Committee's charter was adopted by the board of directors as of April 30, 2004. The charter is included as an appendix to this proxy statement.

         The functions performed by the Nominating Committee include identifying potential directors and making recommendations as to the size, functions and composition of the Board and its committees. In making nominations, our Nominating Committee is required to submit candidates who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the board, in collectively serving the long-term interests of the shareholders.

         The Nominating Committee considers nominees proposed by our shareholders. To recommend a prospective nominee for the Nominating Committee's consideration, you may submit the candidate's name by delivering notice in writing to Uranium Power Corporation, c/o Burns, Figa and Will, P.C., 6400 S. Fiddlers Green Circle, Suite 1030, Englewood, CO 80111, USA.

         A shareholder nomination submitted to the Nominating Committee must include at least the following information (and can include such other information the person submitting the recommendation desires to include), and must be submitted to the Company by the date mentioned in this proxy statement under the heading "Proposal From Shareholders" as such date may be amended in cases where the annual meeting has been changed as contemplated in SEC Rule 14a-8(e), Question 5:

(i). The name, address, telephone number, fax number and e-mail address of the person submitting the recommendation;
(ii). The number of shares and description of the Company voting securities held by the person submitting the nomination and whether such person is holding the shares through a brokerage account (and if so, the name of the broker-dealer) or directly;
(iii). The name, address, telephone number, fax number and e-mail address of the person being recommended to the nominating committee to stand for election at the next annual meeting (the "proposed nominee") together with information regarding such person's education (including degrees obtained and dates), business experience during the past ten years, professional affiliations during the past ten years, and other relevant information.
(iv). Information regarding any family relationships of the proposed nominee as required by Item 401(d) of SEC Regulation S-K. (v)
(v). Information whether the proposed nominee or the person submitting the recommendation has (within the ten years prior to the recommendation) been involved in legal proceedings of the type described in Item 401(f) of SEC Regulation S-K (and if so, provide the information regarding those legal proceedings required by Item 401(f) of Regulation S-K).
(vi). Information regarding the share ownership of the proposed nominee required by Item 403 of Regulation S-K.
(vii). Information regarding certain relationships and related party transactions of the proposed nominee as required by Item 404 of Regulation S-K.
(viii).  The signed consent of the proposed nominee in which he or she

         a. consents to being nominated as a director of the Company if selected by the nominating committee,
         b. states his or her willingness to serve as a director if elected for compensation not greater than that described in the most recent proxy statement;
         c.       states  whether  the  proposed  nominee  is  "independent"  as defined by Nasdaq Marketplace Rule 4200(a)(15); and
         d.       attests to the accuracy of the information  submitted pursuant to paragraphs (i), (ii), (iii), (iv), (v), (vi), and (vii), above.

         Although the information may be submitted by fax, e-mail, mail, or courier, the nominating committee must receive the proposed nominee's signed consent, in original form, within ten days of making the nomination.

         When the information required above has been received, the nominating committee will evaluate the proposed nominee based on the criteria described below, with the principal criteria being the needs of the Company and the qualifications of such proposed nominee to fulfill those needs.

         The process for evaluating a director nominee is the same whether a nominee is recommended by a shareholder or by an existing officer or director. The Nominating Committee will:

         1. Establish criteria for selection of potential directors, taking into consideration the following attributes which are desirable for a member of our Board of Directors: leadership; independence; interpersonal skills; financial acumen; business experiences; industry knowledge; and diversity of viewpoints. The Nominating Committee will periodically assess the criteria to ensure it is consistent with best practices and the goals of the Company.

         2. Identify individuals who satisfy the criteria for selection to the Board and, after consultation with the Chairman of the Board, make recommendations to the Board on new candidates for Board membership.

         3. Receive and evaluate nominations for Board membership which are recommended by existing directors, corporate officers, or shareholders in accordance with policies set by the Nominating Committee and applicable laws.

         The Nominating Committee has held no formal meetings and taken one action by unanimous written consent through the Record Date. On August 11, 2004 by unanimous consent the Nominating Committee nominated both directors currently serving on our board of directors to stand for reelection.

COMPENSATION COMMITTEE:

         The Company does not have a separate standing Compensation Committee.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Officers and Directors and persons who own more than 10% of the Company's outstanding Common Stock to file reports of ownership with the Securities and Exchange Commission ("SEC"). Directors, officers, and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on a review of Forms 3, 4, and 5 and amendments thereto furnished to the Company during and for the Company's year ended April 30, 2004, and as of September 8, 2004 there were no Directors, officers or more than 10% shareholders of the Company who failed to timely file a Form 3, 4 or 5, other than Thornton J. Donaldson (as to 3 Forms 4) and William Timmins (as to 9 Forms
4). Messrs. Donaldson and Timmins were current in their filings through June 30, 2004 as Forms 5 were filed for each of them on June 8, 2004. As of the date of this proxy statement, Mr. Timmons was delinquent with respect to three Forms 4, and Mr. Donaldson was delinquent with respect to one Form 4.

                             EXECUTIVE COMPENSATION

COMPENSATION AND OTHER BENEFITS OF EXECUTIVE OFFICERS

         The following table sets out the compensation received for the fiscal years April 30, 2004, 2003 and 2002 in respect to each of the individuals who were the Company's chief executive officer at any time during the last fiscal year and the Company's four most highly compensated executive officers whose total salary and bonus exceeded $100,000 (the "Named Executive Officers").


                                                  SUMMARY COMPENSATION TABLE

             FISCAL YEAR COMPENSATION                                                   LONG TERM COMPENSATION
                                                                                                              PAYOUTS
                                                                       AWARDS

                                                                                       RESTRICTED
                                                                                         SHARES
                                                                         SECURITIES        OR
      NAME AND                                            OTHER          UNDERLYING    RESTRICTED   LTIP          ALL OTHER
      --------                                            ------         ----------    -----------  -----         ---------
      PRINCIPAL                SALARY       BONUS         ANNUAL        OPTION/SARS       SHARE      PAYOUTS     COMPENSATION
      ---------                ------       -----         ------        -----------       -----      -------     ------------
      POSITION          YEAR      ($)        ($)       COMPENSATION       Granted         Units        ($)           ($)
      --------          ----      ---        ---       ------------                                    ---           ---
Douglas Cannaday,       2004    $24,857    $30,000          0            600,000(4)         0           0             0
President(2)            2003    $56,000    $30,000          0            400,000(3)         0           0             0

Thornton                2004       0       $22,100          0            130,000(5)         0           0             0
Donaldson,              2003       0          0             0            200,000            0           0             0
Former                  2002       0          0             0            175,000            0           0             0
President(1)

---------------
         (1) Mr. Donaldson served as President from April, 1998 to May 16, 2002 and from September 15, 2003

         (2) Mr. Cannaday has served as President from May 16, 2002 to September 15, 2003

         (3)      These options were cancelled by the Company May 28, 2003

         (4) During 2004 Mr. Cannaday received 300,000 common shares to settle the $30,000 bonus declared in 2003 plus management fees of $54,857 made up of 24,857 in cash and a $30,000 bonus paid by way 300,000 common shares

         (5) Mr. Donaldson received a bonus of $22,100 which was paid by the issuance of 130,000 common shares

AGREEMENTS WITH MANAGEMENT

         Effective May 6, 2002, the Company entered into an employment agreement with Doug Cannaday, its new President (the "Employment Agreement"). Pursuant to the terms of the Employment Agreement, Mr. Cannaday shall receive monthly compensation in the amount of $6,000 (Cnd.) and was granted an option to purchase 400,000 shares of the Company's common stock at $0.25 per share until May 6, 2005, which was cancelled May 28, 2003. The Company has agreed to issue a replacement option in the future, however, as yet this option has not been issued. In addition, Mr. Cannaday was granted a royalty interest of 0.2% on certain of the Company's petroleum and natural gas prospects from October Sun. At the latter of three months from the effective date of the Employment Agreement or at such time as the outcome of a certain well project is known, the Company and Cannaday shall renegotiate the remuneration paid to Cannaday under the Employment Agreement. During the year ended April 30, 2003 the Board of Directors granted Mr. Cannaday a bonus of $30,000 in reflection of his work performed on the Athabasca Prospect. On June 20, 2003 Mr. Cannaday was granted options to acquire up to 300,000 shares of Common stock at $0.10 per share, this option was exercised July 25, 2003 against to his accrued bonus noted above. On July 25, 2003 the Company issued Mr. Cannaday 300,000 bonus shares for services preformed with a deemed value of $30,000. Mr. Cannaday resigned as President effective September 15, 2003.

         Effective May 15, 2002, the Company entered into an employment arrangement with Michel David, who then became a director of the Company ("David Employment Agreement"). Pursuant to the terms of the David Employment Agreement, Mr. David, under certain conditions was entitled to receive monthly compensation in the amount of $3,000 Cdn. and was granted an option to purchase 200,000 shares of the Company's common stock for a period of two years at an exercise price of $0.25 per share until May 15, 2005. In addition, Mr. David was granted a royalty interest of 0.1% on certain of the Company's petroleum and natural gas prospects by October Sun. In the event Mr. David was terminated for cause any options not exercised would be cancelled. The Company and Mr. David agreed on his compensation being $3,271 ($5,000 Cdn.). Mr. David resigned on June 23, 2003 and this balance was written off during the year ended April 30, 2004.

         There are no other arrangements or understandings between any executive officer and any director or other person pursuant to which any person was selected as a director or an executive officer.

OPTION/STOCK APPRECIATION RIGHTS ("SAR") GRANTS DURING THE MOST RECENTLY COMPLETED FISCAL YEAR.

         The following table sets out the stock options and stock warrants granted as bonuses, which were granted by the Company during 2004 to the Named Executive Officers of the Company.

                       OPTION/SAR GRANTS IN PREVIOUS YEAR
                                INDIVIDUAL GRANTS

                              Number of
                              Securities
                              Underlying
                             Options/SARs      % of Total        Exercise or     Market Price on
NAME                         GRANTED (#)      Options/SARs          Base          DATE OF GRANT      EXPIRATION DATE
----                         -----------       Granted to       PRICE ($/SH)      -------------      ---------------
                                              Employees in
                                               FISCAL YEAR
                                               -----------
Doug Cannaday (2)             600,000(3)          9.9%              $0.10             $0.10                n/a
Thornton Donaldson (1)        130,000(4)          2.1%              $0.17             $0.17                n/a

----------

      (1) Mr. Donaldson served as President from April, 1998 to May 16, 2002 and from September 15, 2003 to present.
      (2)   Mr. Cannaday served as President from May 16, 2002 to September 15,
            2003
      (3) During 2004 Mr. Cannaday received 300,000 common shares to settle the $30,000 bonus declared in 2003 plus management fees of $54,857 made up of 24,857 in cash and a $30,000 bonus paid by way 300,000 common shares
      (4) Mr. Donaldson received a bonus of $22,100 which was paid by the issuance of 130,000 common shares

AGGREGATED OPTION/SAR EXERCISED IN LAST FINANCIAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES.

      The following table sets out all option/SARs and warrants granted as bonuses which were exercised by the Named Executive Officers during the most recently completed fiscal year and the values of options/SARs and warrants for such persons as of the end of the most recently completed fiscal year.

      Aggregated Option/SAR Exercised in Last Fiscal Year and FY-End Option/SAR Values

                                                                         Number of Securities
                                                                              Underlying              Value of
                                                                             Unexercised             Unexercised
                                                                           Options/SARs at         Options/SARs at
                                                                              FY-End (#)              FY-End ($)
                            Shares Acquired on                               Exercisable/           Exercisable/
NAME                           EXERCISE (#)       VALUE REALIZED ($)        UNEXERCISABLE           UNEXERCISABLE
----                           ------------       ------------------        -------------           -------------
Doug Cannaday(2)                  600,000               $60,000                 $0/$0                   $0/$0
Thornton Donaldson (1)            130,000               $22,100               375,000/0              $52,750/$0

      (1) Mr. Donaldson served as President from April, 1998 to May 16, 2002 and from September 15, 2003 to present.
      (2)   Mr.  Cannaday served as President from May 16, 2002 to September 15,
            2003

COMPENSATION OF DIRECTORS.

      The Directors of the Company are not compensated for their services. In addition, no pension or retirement benefit plan has been instituted by the Company and none is proposed at this time and there is no arrangement for compensation with respect to termination of the directors in the event of change of control of the Company.

BENEFIT PLANS.

      The  Company  currently  has  no  retirement,   pension,   profit-sharing,
insurance or medical reimbursement plans or long term incentive plans covering its officers and directors.

REPRICING OF OPTIONS.

None

TRANSACTIONS WITH MANAGEMENT AND OTHERS AND CERTAIN BUSINESS RELATIONSHIPS

      James R. Billingsley, a former director of the Company, is the registered owner of the entire Billingsley Claim, and thus, has an interest in the Company's option to acquire rights to explore and develop the Billingsley Claim. In addition, Mr. Billingsley is a Director of Pacific Amber Resources Ltd., and therefore, has an interest in the Company's Property Option Agreement with Pacific Amber Resources Ltd. with respect to the PDC Properties. The Board of Directors of the Company is aware of Mr. Billingsley's interests in the Billingsley Claim and in Pacific Amber Resources Ltd. The terms of the option agreement were negotiated by Thornton Donaldson and Mr. Billingsley before Mr. Billingsley became a Director of the Company. The agreement involving the Company and Mr. Billingsley's claim was handled as an arms-length transaction.

      October Sun, a Nevada Corporation ("October Sun"), a greater than 5% beneficial owner of the Company's shares, and the Company were parties an Option Agreement, dated as of September 10, 2001 (the "Option Agreement"), whereby October Sun granted the Company the right to purchase all of the outstanding shares of its wholly-owned subsidiary - API Canada. Pursuant to the October Sun Option Agreement the Company: (i) made a payment of $75,000 to October Sun; (ii) issued to two third parties each a warrant to acquire up to 500,000 common shares at a purchase price of $0.01 per share until July 25, 2003; (iii) issued to two third parties each options to purchase up to 250,000 common shares at an exercise price of $0.27 per share until August 21, 2006; and (iv) agreed to pay costs up to a maximum of $60,000 ($100,000 Cdn.) for the completion or abandonment of the 7-32 Well if the October Sun Option Agreement was not exercised. On April 30, 2002, the Company and October Sun closed the transaction contemplated by the Option Agreement pursuant to the terms and provisions of that certain Agreement and Plan of Reorganization, dated April 30, 2002 (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, Anhydride Petroleum (USA) ("Anhydride USA"), a wholly owned subsidiary of October Sun, which in turn owned all of the outstanding capital stock of API Canada, was merged with and into a wholly owned subsidiary of the Company, UPC Merger, Inc., a Colorado corporation, with the entity surviving the merger being a wholly owned subsidiary of the Company named Anhydride Petroleum (USA), and owning all of the outstanding capital stock of API Canada. As a result of the transaction, the Company (i) issued to October Sun an demand promissory note in the principal amount of U.S. $100,000, bearing interest at a rate of prime plus 2%; (ii) 3,950,000 shares of the Company's Common Stock, $0.001 par value; and (iii) a warrant to purchase up to 500,000 shares of the Company's Common Stock, $0.001 par value, at a purchase price of $0.01 per share, which warrant expires April 30, 2003, which warrant was subsequently cancelled and replaced with a warrant issued to Anhydride Oil Corporation whereby it may purchase 600,000 up to 600,000 shares of the Company's Common Stock, $0.001 par value, at a purchase price of $0.01 per share, which warrant expires August 30, 2004. As a result of the merger, the Company through its wholly owned subsidiary, Anhydride USA, which owns all of the issued and outstanding shares of API Canada, became the owner of certain parcels, mining rights, and licenses, subject to certain working interests, collectively known as the Anhydride Rights.

      In addition to the consideration received by October Sun in connection with the Merger Agreement, October Sun was paid by the Company a management fee in the amount of $72,000 (2003 -$72,000.)

      October Sun also retained a 1% - 1.36% gross overriding royalty interest in the Athabasca and Firebag Prospects which were written off during the year ended April 30, 2003.

      In connection with, and as a condition to, the consummation of the Merger Agreement on April 30, 2002, each of Robert Edwards and Hodgkinson Equities Corp or its assignee 858642 Alberta Ltd., who at that time were greater than 5% beneficial owners of the Company's shares, were each issued a warrant to purchase up to 500,000 shares of the Company's Common Stock, $0.001 par value, at a purchase price of $0.01 per share, which warrant expired July 25, 2003 unexercised.

      The Company is party to a Joint Venture Agreement dated April 30, 2002 between the Company and Anhydride Oil Corporation ("AOC"), among others (the "AOC Joint Venture Agreement"). AOC is the present owner of the 7-32 well and AOC License, however upon completion of the testing of the 7-32 Well on or before September 15, 2002, which is expected to involve the spending of $156,250 ($250,000 Cdn.) the Company earns its interest. AOC shall retain a 27.25% working interest after payout, subject to gross overriding royalty interests amounting to 9.5% and government royalties. Out of the 9.5% gross overriding royalty, 5% is payable to AOC. Additionally, AOC holds an 18.25% working interest in each of the five API Canada Licenses covering the Athabasca and the Firebag Prospects. Under certain conditions AOC is entitled to exercise a Warrant to purchase 600,000 common shares from the Company's treasury for $0.01 valid until August 30, 2004. The conditions of the warrant require that a well be successfully completed from which is established continuous commercial production of petroleum substances for a period of not less than 30 consecutive days. As the exploration of the Athabasca Prospect proved not to be successful this warrant has been deemed expired. Upon a successful well, the Company is obliged to pay to AOC a one-time cash payment of $100,000 Cdn., which given that the Athabasca and Firebag Prospects were written off as of April 30, 2003 will not be paid.

      Effective May 6, 2002, the Company entered into an Employment Agreement with Doug Cannaday, its new President (the "Employment Agreement"). Pursuant to the terms of the Employment Agreement, Mr. Cannaday shall receive monthly compensation in the amount of $6,000 (Cdn.) monthly and was granted an option to purchase 400,000 shares of the Company's common stock for a period of three years at an exercise price equal to the market price on the date of the Employment Agreement less the maximum allowable discount. At the latter of three months from the effective date of the Employment Agreement or at such time as the outcome of a certain well project is known, the Company and Cannaday shall renegotiate the remuneration paid to Cannaday under the Employment Agreement.

      Also,  effective  May 6,  2002,  Doug  Cannaday  entered  into  an  Option
Agreement with a third party, pursuant to which Mr. Cannaday has the right to purchase 200,000 of the Company's common stock from the third party at an exercise price of $0.01 per share. Mr. Cannaday was granted a royalty interest of 0.2% on certain of the Company's petroleum and natural gas prospects by October Sun, which were written off by the Company as of April 30, 2003.

      In satisfaction of the above noted obligation to issue options, on September 24, 2002, the Company issued Mr. Cannaday options to purchase 400,000 shares of Common stock at $0.25 per share until May 6, 2005, which were cancelled May 28, 2003. During the year ended April 30, 2004 Mr. Cannaday was paid a total of $54,857 (2003 - $86,000), including 300,000 bonus shares at a deemed price of $0.10 per share on July 25, 2003. Mr. Cannaday resigned as President on September 15, 2003.

      Effective May 15, 2002, the Company entered into an employment agreement with Michel David an officer and director of the Company. Pursuant to the terms of this agreement Mr. David is to receive monthly compensation in the amount of $3,000 Cdn. monthly and an option to purchase 200,000 shares of the Company's common stock for a period of two years at an exercise price of $0.35 per share. Also, effective May 15, 2002, Mr. David entered into an Option Agreement with a third party, pursuant to which he has the right to purchase 100,000 of the Company's common stock from the third party at an exercise price of $0.01 per share. In addition, Mr. David was granted a royalty interest of 0.1% on certain of the Company's petroleum and natural gas prospects by October Sun, which the Company wrote off as of April 30, 2003. Mr. David resigned on June 23, 2003.

      On July 10, 2002 in order to provide a substantial portion of the necessary funding to give effect to our business objectives in connection with the Athabasca and Firebag Prospects we entered into exploration agreements with the Limited Partnership with an objective to raise $865,385 ($1,350,000 Cdn.). In return for each $34,615 ($54,000 Cdn.) expended in either of the Athabasca or Firebag Prospects the Limited Partnership will earn a 1% working interest before and after payout in the prospect in which the expenditure occurs, to a maximum cumulative 25% between the Prospects. The Company maintains a call option to reacquire the working interests earned by the Limited Partnership exercisable at 130% of earned in expenditures payable in shares at the then market when the option is exercised. The Company also granted warrants to the Limited Partnership to purchase up to 750,000 shares at $.50 per share, valid until July 11, 2003. The Warrants will vest in proportion to the working interest earned in the Prospects by the Limited Partnership. For each 1% working interest earned in a Prospect, warrants to acquire 30,000 common shares of the Company will vest and be immediately exercisable.

      During the year ended April 30, 2003, the Company amended the terms of the exploration agreements whereby the number of shares to be issued pursuant to the warrants was increased to 1,500,000 and the exercise price per share was lowered to $0.25 per share. The rate at which the Limited Partnership shall earn a 1% working interest was also increased to $60,000 Cdn. in exploration expenditures. The Company also agreed to pay costs associated with the start up of the Limited Partnership. Based on the Limited Partnerships exploration expenditures of $313,725 ($483,000 Cdn.) as at April 30, 2003 the Limited Partnership earned an 8.05% working interest before and after payout, subject to various royalties, in the Athabasca Prospect and they were entitled to warrants to acquire 483,000
common  shares  at  $0.25  per  share.  These  warrants   subsequently   expired
unexercised.

      Also subsequent to April 30, 2003, the Company, rather than exercising the Working Interest Call Option, made an offer to acquire the working interests of the Limited Partnership for 3,220,000 common shares of the Company which was accepted by the Limited Partnership. These shares have yet to be issued.

      On July 18, 2002, Doug Cannaday entered into an Option Agreement with Robert Edwards and Hodgkinson Equities Corporation ("Hodgkinson"), both of which were 5% or greater beneficial owners of the Company's common stock. Mr. Edwards and Hodgkinson are parties to an Exploration Agreement dated August 20, 2002, as amended, between Comstock Petroleum Corporation, October Sun, Mr. Edwards and Hodgkinson, related to the Athabasca and Firebag Prospects which were written off during the year ended April 30, 2003. Pursuant to this exploration agreement, Hodgkinson and Edwards received stock options and warrants to acquire shares of the Company. One of the benefits granted to Hodgkinson and Edwards entitles Hodgkinson and Edwards to acquire up to 500,000 shares of common stock of the Company for a period of five years at a price per share of $0.27. Each of Hodgkinson and Edwards are entitled to one-half of the warrant. Hodgkinson introduced Cannaday to the principals of the Company and encouraged Cannaday to become a part of the Company's management team. In consideration for Cannaday ultimately agreeing to become a part of the management the Company, each of Hodgkinson and Edwards granted Cannaday an option to purchase 50,000 shares of the Company's common stock (100,000 shares in total) for a price per share of $0.27 until the option expires. In the event that the Company extends the life of the option, Mr. Cannaday's options pursuant to the agreement shall be extended on the same terms.

      Convertible Notes - On September 24, 2002 the Company issued a convertible note to October Sun, a Nevada Corporation in the principal amount of $400,000 and on the same date the Company issued a convertible note to United Corporate Advisors in the principal amount of $195,000. The notes were converted on September 13, 2004 into Units at $0.25 per share. Each unit consists of one common share and a warrant to purchase one common share at $0.33 per share until October 13, 2005.

      Other than the transactions stated above, none of the directors or executive officers of the Company, nor any person who owned of record or was known to own beneficially more than 5% of the Company's outstanding shares of its Common Stock, nor any associate or affiliate of such persons or companies, has any material interest, direct or indirect, in any transaction that has occurred since its inception on April 3, 1998, or in any proposed transaction, which has materially affected or will affect the Company.

                         INDEPENDENT PUBLIC ACCOUNTANTS

      We have selected Pannell Kerr Forster ("PKF") to continue to serve as our independent registered public accounting firm. Representatives of PKF are not expected to be present at the annual meeting.

AUDIT FEES.

      Our principal accountant, PKF, billed us aggregate fees in the amount of approximately $13,796 for the fiscal year ended April 30, 2004 and approximately $8,213 for the fiscal year ended April 30, 2003. These amounts were billed for professional services that PKF provided for the audit of our annual financial statements and the review of the financial statements included in our report on 10-KSB.

AUDIT-RELATED FEES.

      PKF billed us aggregate fees in the amount of $27,813 for the fiscal year ended April 30, 2004 and $10,320 for the fiscal year ended April 30, 2003 for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements.

TAX FEES.

      No fees were billed to us by PKF for tax compliance or tax advice

ALL OTHER FEES

      No fees were billed to us by PKF for any other fees.

      Our principal accountant (through its full time employees) performed all work regarding the audit of our financial statements for the most recent fiscal year.

      No pre-approval was required under "Tax Fees" and "All Other Fees" as no services were performed by PKF and no fees incurred.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

      The Board of Directors is nominating the two current Directors for reelection. The number of Directors on the Company's Board of Directors has been established under the Bylaws of the Company as two directors. Each Director serves for a one year term or until his successor is elected and qualified.

NOMINEES FOR ELECTION OF DIRECTORS

      The persons named in the enclosed form of Proxy will vote the shares represented by such Proxy for the election of the two nominees for Director named below. If, at the time of the Meeting, any of these nominees shall become unavailable for any reason, which event is not expected to occur, the persons entitled to vote the Proxy will vote for such substitute nominee or nominees, if any, as they determine in their sole discretion. If elected, Thornton J. Donaldson and William G. Timmins will each hold office a term of one year, until their successors are duly elected or appointed or until their earlier death, resignation or removal.

      The Board of Directors recommends a vote "FOR" the election of Messrs. Donaldson and Timmins. Unless otherwise specified, the enclosed proxy will be voted "FOR" the election of the Board of Directors' slate of nominees. Neither Management nor the Board of Directors of the Company is aware of any reason which would cause any nominee to be unavailable to serve as a Director. Discretionary authority may be exercised by the proxy holders named in the enclosed proxy to vote for a substitute nominee proposed by the Board of Directors if any nominee becomes unavailable for election. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

                                  PROPOSAL TWO
                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                          TO CHANGE THE COMPANY'S NAME

      The Board of Directors of the Company has approved an amendment to the Company's Articles of Incorporation to change the Company's name to CanWest Petroleum Corporation.

      The Board of Directors believes that the change in corporate name to CanWest Petroleum Corporation will better reflect the scope of the business of the Company while allowing members of the general public to continue to distinctively identify the Company. The primary business of the Company now involves the exploration for and mining of oil shale in Pasquia Hills, Saskatchewan and the refining of certain petrochemical feedstocks derived from oil shale. If the proposed amendment to the Company's Articles of Incorporation is approved by the shareholders of the Company and is not abandoned by the Board of Directors, such amendment will become effective when the Articles of Amendment to the Company's Articles of Incorporation are filed for record with the Secretary of State of Colorado.

VOTE REQUIRED AND RECOMMENDATION OF BOARD

      Proposal Two requires the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote. The Board of Directors recommends that shareholders vote "For" the proposed amendment to the Articles of Incorporation.

                                 PROPOSAL THREE
                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                            TO INCREASE THE NUMBER OF
                        SHARES OF AUTHORIZED COMMON STOCK

      The Board of Directors of the Company has approved an amendment to the Company's Articles of Incorporation to increase the number of shares of authorized Common Stock from 40,000,000 shares to 100,000,000 shares.

BACKGROUND AND DISCUSSION OF PROPOSED AMENDMENT

      The proposed increase in the authorized Common Stock has been recommended by the Board of Directors to ensure that an adequate supply of authorized unissued shares is available for general corporate needs. With respect to the Company's authorized capital: (i) 30,017,906 shares of Common Stock were outstanding on the September 23, 2004; (ii) an additional 1,425,000 shares of authorized Common Stock have been reserved for issuance under the Company's option plans; (iii) approximately 7,139,976 shares of authorized common stock have been reserved for issuance upon conversion of principal and accrued interest pursuant to convertible debentures and upon exercise of warrants; and
(iv) approximately 20,000,000 shares will be reserved for issuance if this Proposal is approved, in order to allow sufficient shares for conversion of debentures and warrants pursuant to the convertible debentures issued by the Company in September 2004. The additional authorized shares of Common Stock may be used for additional options and warrants, for raising additional capital for the operations of the Company or acquiring other businesses, and may also be used for such purposes as future stock dividends or stock splits. There are currently no plans or arrangements relating to the issuance of any of the additional shares of Common Stock proposed to be authorized, other than pursuant to the exercise of options or warrants or conversion of debentures. Such shares would be available for future issuance without further action by the shareholders, unless required by the Company's Articles of Incorporation or Bylaws or by applicable law.

      ANTI-TAKEOVER EFFECTS. The issuance of additional shares of Common Stock by the Company may also potentially have an anti-takeover effect by making it more difficult to obtain stockholder approval of various actions, such as a merger or removal of management. The increase in authorized shares of common stock has not been proposed for an anti-takeover related purpose and the Board of Directors and management have no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of its Common Stock.

      DILUTIVE EFFECTS. The authorization and subsequent issuance of additional shares of common stock may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing holders of common stock. The actual effect on the holders of common stock cannot be ascertained until the shares of common stock are issued in the future. However, such effects might include dilution of the voting power and reduction of amounts available on liquidation.

VOTE REQUIRED AND RECOMMENDATION OF BOARD

      Proposal Three requires the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote. The Board of Directors recommends that shareholders vote "For" the proposed amendment to the Articles of Incorporation.

                          ANNUAL REPORT TO SHAREHOLDERS

      Included with this Proxy Statement is the Company's 2004 Annual Report on Form 10-KSB for the year ended April 30, 2004.

                                  OTHER MATTERS

      Management and the Board of Directors of the Company know of no matters to be brought before the Meeting other than as set forth herein. However, if any such other matters properly are presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, it is the intention of the proxy holder named in the enclosed proxy to vote in his discretion on all matters on which the shares represented by such proxy are entitled to vote.

                              SHAREHOLDER PROPOSALS

Proposals from shareholders intended to be present at the next Annual Meeting of shareholders should be addressed to Uranium Power Corporation., Attention:
Corporate Secretary, 206-475 Howe Street, Vancouver, B.C., Canada V6C-2B3 and we must receive the proposals by July 4, 2005. Upon receipt of any such proposal, we shall determine whether or not to include any such proposal in the Proxy Statement and proxy in accordance with applicable law. It is suggested that shareholders forward such proposals by Certified Mail-Return Receipt Requested. After July 4, 2005, any shareholder proposal submitted outside the process of Rule 14a-8 will be considered to be untimely.

                                            BY ORDER OF THE BOARD OF DIRECTORS:

                                            URANIUM POWER CORPORATION
                                            Thornton J. Donaldson, President

================================================================================

                                      PROXY

================================================================================
                            URANIUM POWER CORPORATION
                               206-475 HOWE STREET
                         VANCOUVER, B.C., CANADA V6C-2B3

                ANNUAL MEETING OF SHAREHOLDERS - NOVEMBER 1, 2004

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned shareholder of Uranium Power Corporation hereby constitutes and appoints Thornton J. Donaldson or William Timmins, or either of them, as attorneys and proxies to appear, attend and vote all of the shares of Common Stock and/or standing in the name of the undersigned at the Annual Meeting of Shareholders to be held at the Company's principal office, 206-475 Howe Street, Vancouver, B.C., Canada V6C-2B3, Monday, November 1, 2004, at 10:00 a.m. local time, and at any adjournment or adjournments thereof, upon the following:

      PROPOSAL ONE: To elect the following two persons as directors to hold office until the next annual meeting of shareholders and until their successors have been elected and qualified:

Thornton J. Donaldson        For /  /          Withhold Authority to vote /  /

William G. Timmins           For /  /          Withhold Authority to vote /  /

      PROPOSAL  TWO:  Approval  of an  amendment  to the  Company's  Articles of
Incorporation   to  change  the  name  of  the  Company  to  CanWest   Petroleum
Corporation.

                For /  /            Against /  /              Abstain /  /

      PROPOSAL THREE: Approval of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 40,000,000 to 100,000,000 shares:

                For /  /            Against /  /              Abstain /  /

      In their discretion, the Proxy is authorized to vote upon such other business as lawfully may come before the Meeting. The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said proxy lawfully may do by virtue hereof.

      THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ABOVE PROPOSALS, BUT IF NO SPECIFICATION IS MADE THEY WILL BE VOTED FOR ALL DIRECTOR NOMINEES AND FOR THE OTHER PROPOSALS LISTED ABOVE. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY ON ANY OTHER BUSINESS.

      Please mark, date and sign exactly as your name appears hereon, including designation as executor, Trustee, etc., if applicable, and return the Proxy in the enclosed postage-paid envelope as promptly as possible. It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting and vote in person. A corporation must sign in its name by the President or other authorized officer. ALL CO-OWNERS AND EACH JOINT OWNER MUST SIGN.

Date:  _______________________

                                  -------------------------------------
                                  Signature(s)

                                  Address if different from that on envelope:

                                  -------------------------------------
                                  Street Address

                                  -------------------------------------
                                  City, State and Zip Code

Please check if you intend to be present at the meeting:______

                           APPENDIX TO PROXY STATEMENT

                          NOMINATING COMMITTEE CHARTER
                                     OF THE
                 BOARD OF DIRECTORS OF URANIUM POWER CORPORATION
                               AS ADOPTED 4/30/04

      The role of the Nominating Committee of the Board of Directors of Uranium Power Corporation. ("UPC") shall be fulfilled by the entire UPC Board of Directors until the Board of Directors amends this charter to establish a separate Committee. Any reference in this charter to "Committee" shall mean the entire Board of Directors.

      The purpose of this Committee shall be to assist the Board in identifying qualified individuals to become Board members, in determining the composition of the Board of Directors and its Committees, in monitoring a process to assess Board effectiveness and in developing and implementing UPC's corporate governance guidelines.

Authority and Responsibilities

      In furtherance of this purpose, the Committee shall have the following authority and responsibilities:

      1. To lead the search for individuals qualified to become members of the Board of Directors and to select Director nominees to be presented for shareholder approval at the annual meeting. The Committee shall select individuals as Director nominees who shall have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the shareholders.

      2. To review the Board of Directors' Committee structure and to recommend to the Board for its approval Directors to serve as members of each Committee. The Committee shall review and recommend Committee positions annually and shall recommend additional Committee members to fill vacancies.

      3. To review recommendations received from shareholders for persons to be considered for nomination to the Board of Directors, and to designate a member of the Nominating Committee to receive such communications directly from shareholders, and to publish the name, fax number, and e-mail address of such person on the UPC's website.

      4. To develop and recommend to the Board of Directors for its approval a set of corporate governance guidelines. The Committee shall review the guidelines from time to time, as it deems appropriate, and recommend changes as necessary.

      5. To develop and recommend to the Board of Directors for its approval an annual self-evaluation process of the Board and its Committees. The Committee shall oversee the annual self-evaluations.

      6. To review and recommend changes to procedures whereby shareholders may communicate with the Board of Directors.

      The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate in its sole discretion. The Committee shall have the authority to retain a search firm to assist in identifying Director candidates, and to retain outside counsel and any other advisors as the Committee may deem necessary in its sole discretion.

Actions and Recommendations

      In carrying out its responsibilities under its charter, the Nominating Committee is required to:

      (a) Establish criteria for selection of potential Directors, taking into consideration the following desired attributes: leadership; independence; interpersonal skills; financial acumen; business experiences; industry knowledge; and diversity of viewpoints. The Committee will periodically assess the criteria to ensure it is consistent with best practices and the goals of UPC.

      (b) Identify individuals who satisfy the criteria for selection to the Board and, after consultation with the Chairman of the Board, make recommendations to the Board on new candidates for Board membership.

      (c) Receive and evaluate nominations for Board membership which are recommended by existing directors, corporate officers, or shareholders in accordance with policies set by the Nominating Committee and applicable laws.

      (d)   Oversee  the  process  for  conducting   background  checks  on  new
            candidates for Board membership, including the process of validating candidate credentials.

      (e) Establish criteria for the evaluation of existing directors and the re-election or removal of Directors based on the needs of UPC.

      (f) Review the qualifications, performance and independence of existing Board members and make recommendations whether they should stand for reelection.

      (g)   Recommend to the Board the removal of a director where appropriate.

      (h) Recommend to the Board, a slate of nominees for the next annual meeting of stockholders.

      (i) Recruit, in consultation with the Chairman of the Board, those candidates for Board membership that are approved by the Board.

      (j)   Oversee the orientation process for new Directors.

      The Committee shall report its actions and recommendations to the Board after each Committee meeting and shall conduct and present to the Board an annual performance evaluation of the Committee. The Committee shall review the adequacy of this charter from time to time as it deems appropriate and, if applicable, recommend changes to the Board for approval.

Shareholder Recommendations

      The Nominating Committee will consider all recommendations from any person (or group) who has (or collectively if a group have) held more than 5% of UPC voting securities for longer than one year. Shareholders desiring to submit recommendations to the Nominating Committee should submit the following information in writing or by e-mail addressed to the following person:

                  Theresa Mehringer
                  Burns, Figa & Will, P.C.
                  6400 South Fiddlers Green Circle
                  Suite 1030
                  Englewood, CO 80111
                  Fax: 303 796 2777
                  tmehringer@bfw-law.com

      The information submitted to the Nomination Committee must include at least the following (and can include such other information the person submitting the recommendation desires to include), and must be submitted to UPC by the date mentioned in the most recent proxy statement under the heading "Proposal From Shareholders" as such date may be amended in cases where the annual meeting has been changed as contemplated in SEC Rule 14a-8(e), Question 5:

      (i) The name, address, telephone number, fax number and e-mail address of the person submitting the recommendation;

      (ii) The number of shares and description of UPC voting securities held by the person submitting the nomination and whether such person is holding the shares through a brokerage account (and if so, the name of the broker-dealer) or directly;

      (iii) The name, address, telephone number, fax number and e-mail address of the person being recommended to the Nominating Committee to stand for election at the next annual meeting (the "proposed nominee")
            together with information regarding such person's education (including degrees obtained and dates), business experience during the past ten years, professional affiliations during the past ten years, and other relevant information.

      (iv) Information regarding any family relationships of the proposed nominee as required by Item 401(d) of SEC Regulation S-K.

      (v) Information whether the proposed nominee or the person submitting the recommendation has (within the ten years prior to the recommendation) been involved in legal proceedings of the type described in Item 401(f) of SEC Regulation S-K (and if so, provide the information regarding those legal proceedings required by Item 401(f) of Regulation S-K).

      (vi) Information regarding the share ownership of the proposed nominee required by Item 403 of Regulation S-K.

      (vii) Information   regarding  certain  relationships  and  related  party
            transactions of the proposed nominee as required by Item 404 of Regulation S-K.

      (viii) The signed consent of the proposed nominee in which he or she

            a. consents to being nominated as a Director of UPC if selected by the Nominating Committee,

            b. states his or her willingness to serve as a Director if elected for compensation not greater than that described in the most recent proxy statement;

            c. states whether the proposed nominee is "independent" as defined by Nasdaq Marketplace Rule 4200(a)(15); and

            d. attests to the accuracy of the information submitted pursuant to paragraphs (i), (ii), (iii), (iv), (v), (vi), and (vii), above.

      Although  the  information  may be  submitted  by fax,  e-mail,  mail,  or courier, the Nominating Committee must receive the proposed nominee's signed consent, in original form, within ten days of making the nomination.

      When the information required above has been received, the Nominating Committee will evaluate the proposed nominee based on the criteria described above, with the principal criteria being the needs of UPC and the qualifications of such proposed nominee to fulfill those needs.